EXHIBIT 99.2 PRO FORMA FINANCIAL INFORMATION

The following Pro-Forma Combined Financial Information for the year ended June 30, 1999 and the six months ended December 31, 1999 for Interiors, Inc. and comparable periods for Concepts 4, Inc. has been prepared to reflect the combined results of operations of Interiors Inc. and subsidiaries as if the combination had been effective as of July 1, 1998 for the year ended June 30, 1999 and for six months ended December 31, 1999. The acquisition of Concepts 4, Inc. has been accounted for as a purchase as if the acquisition had occurred as of July 1, 1998 for the fiscal year ending June 30, 1999 and as if the acquisition had occurred as of July 1, 1999 for the interim period ending December 31, 1999. The excess of purchase price over fair value of assets acquired if the acquisition had all occurred as of July 1, 1998 or July 1, 1999 is being amortized over a forty year period.

The Pro Forma Combined Financial Information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the combination had been consummated at the beginning of the periods presented, nor does it purport to represent the future results of operations for future periods.

In management's opinion, all material adjustments necessary to reflect the effects of the combination have been made.

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS INC. AND SUBSIDARIES AND CONCEPTS 4, INC.

Pro Forma Statements of Operations
For the six months ended December 31, 1999
(Unaudited)

                                       Interiors, Inc
                                            and            Concepts 4,
                                        Subsidiaries.        Inc. [C]        Adjustments        Combined
                                    -----------------------------------------------------------------------
Net sales                                $79,320,837        $ 9,827,549                        $ 89,148,386

Cost of goods sold                        47,004,243          7,012,900                          54,017,143
                                         -----------        -----------                        ------------

    Gross profit                          32,316,594          2,814,649                          35,131,243

Selling, general, and                                                              182,903[B]
     administrative expenses              29,986,626          2,361,125            124,425[B]    32,655,079
                                         -----------        -----------       ------------     ------------
    Income from operations                 2,329,968            453,524            307,328        2,476,164
                                         -----------        -----------       ------------     ------------

Other Expenses (Income)
    Interest expense                       2,575,897             19,403                           2,595,300
    Interest income                                            (100,738)                           (100,738)
    Financing charges - non-cash             194,478                  -                             194,478
    Consulting and management fees            22,135                  -                              22,135
    Minority interest                        (54,703)                 -                             (54,703)

    Impairment loss on
     non-operating receivables               175,561                  -                             175,561
                                         -----------        -----------                        ------------
       Total other (income)
         expenses                          2,913,368            (81,335)                          2,832,033
                                         -----------        -----------                        ------------
    Income (Loss) from operations
     before provision for income
     taxes                                  (583,400)           534,859                            (355,869)

Provision for Income Taxes                    80,550            246,035       (246,035)[D]           80,550
                                         -----------        -----------       ------------     ------------
    Net Income (Loss)                    $  (663,950)       $   288,824                        $   (436,419)
                                         ===========        ===========                        ============

Earnings Per Common Share:
    Loss from continuing
     operations                          $  (663,950)                                          $   (436,419)
    Preferred dividends                     (307,302)                                              (307,302)

    Accreted preferred dividends          (1,000,000)                                            (1,000,000)
                                         -----------                                           ------------

    Net loss                             $(1,971,252)                                          $ (1,743,721)
                                         ===========                                           ============

    Net earnings per common share
     - Basic and Diluted                 $     (0.06)                                          $      (0.05)
                                               =====                                                  =====

Pro Forma Statements Of Operations
For the Year Ended June 30, 1999
(Unaudited)

                                       Interiors, Inc
                                            and            Concepts 4,
                                        Subsidiaries         Inc. [C]        Adjustments        Combined
                                    -----------------------------------------------------------------------

Net sales                                $80,433,426       $ 21,181,423                        $101,614,849

Cost of goods sold                        50,449,519         15,725,157                          66,174,676
                                         -----------        -----------                        ------------
       Gross profit                       29,983,907          5,456,266                          35,440,173

Selling, general, and                                                           324,974[B]
     administrative expenses              28,964,186          4,778,034         248,849[B]       34,316,043
                                         -----------        -----------         ----------     ------------
      Income from operations               1,019,721            678,232         573,823           1,124,130
                                         -----------        -----------         ----------     ------------

Other Expenses (Income)
       Interest expense                    2,992,861             32,573                           3,025,434
       Interest income                             -           (194,016)                           (194,016)

       Financing charges - non-cash        1,192,359                                              1,192,359
       Impairment loss on
        investments and
        non-operating receivables          6,088,372                  -                           6,088,372
       Consulting and management
        fees                                (442,100)                 -                            (442,100)
       Minority interest                    (117,499)                 -                            (117,499)
                                         -----------        -----------                        ------------
          Total other expense
          (income)                         9,713,993           (161,443)                          9,552,550
                                         -----------        -----------                        ------------

       Income (loss) before
        provision (benefit) for
        income taxes and
        extraordinary item                (8,694,272)           839,675                          (8,428,420)

Provision for Income Taxes                   200,000            377,635       (377,635)[D]          200,000
                                         -----------        -----------                        ------------

       Income (loss) before
        extraordinary item                (8,894,272)           462,040                          (8,628,420)
                                         -----------        -----------                        ------------

Extraordinary Gain from Early
     Extinguishment of Debt                  870,264                  -                             870,264
                                         -----------        -----------                        ------------
Net (Loss) Income                         (8,024,008)           462,040                          (7,758,156)

Other Comprehensive income -
     foreign currency translation
     adjustment                                    -                 59                                  59
                                         -----------        -----------                        ------------
                                         $(8,024,008)       $   462,099                         $(7,758,097)
                                         ===========        ===========                         ===========

Earnings Per Common Share:
       Basic
       Income (loss) before
        extraordinary item                (8,894,272)                                            (8,628,420)
       Preferred dividends                  (518,265)                                              (518,265)
       Accreted preferred
        dividends                           (832,000)                                              (832,000)
                                         -----------                                           ------------
       Net income (loss)
        attributable to common
        shares before                    (10,244,537)                                            (9,978,685)
        extraordinary item
       Extraordinary gain from
        early extinguishment of

       debt, net                             870,264                                                870,264
                                         -----------                                           ------------
       Net income (loss)                $ (9,374,273)                                          $ (9,108,421)
                                        ============                                           ============

       Net earnings per common
        share - basic:
       Earnings from continuing
        operations                            $(0.46)                                                $(0.45)

       Extraordinary gain from
        early extinguishment of
        debt                                    0.04                                                   0.04
                                         -----------                                           ------------
       Net earnings per common
       share - basic                          $(0.42)                                                $(0.41)
                                              ======                                                 ======

       Diluted
       Income (loss) before
        extraordinary item                (8,894,272)                                            (8,628,420)
       Preferred dividends                  (518,265)                                              (518,265)
       Accreted preferred
        dividends                           (832,000)                                              (832,000)
                                         -----------                                           ------------

       Net income attributable to
        common shares before
        extraordinary item               (10,244,537)                                           (9,978,685)

       Extraordinary gain from
        early extinguishment of
        debt, net                            870,264                                                870,264
                                         -----------                                           ------------
       Net income (loss)                  (9,374,273)                                            (9,108,421)
                                         ===========                                           ============
       Net earnings per common
        share - diluted:
       Earnings from continuing
        operations                            $(0.46)                                                $(0.45)
       Extraordinary gain from
        early extinguishment of
        debt                                    0.04                                                   0.04
                                         -----------                                           ------------

       Net earnings per common
        share - diluted                      $(0.42)                                                 $(0.41)
                                             ======                                                  ======

Weighted average number of
  shares used in

  computation of earnings
  per share:
       Basic                             22,035,755                                              22,035,755
       Diluted                           22,035,755                                              22,035,755

Weighted average number of
  shares used in
  computation of earnings
  per share from
  extraordinary gain:
       Basic                             22,035,755                                              22,035,755
       Diluted                           23,480,512                                              23,480,512
                                         ==========                                              ==========

NOTES TO PRO FORMA FINANCIAL INFORAMTION

(A) The Balance Sheet as of December 31, 1999 for Interiors and Subsidiaries includes Concepts 4, Inc. and is disclosed in Interiors Inc. December 31, 1999 form 10Q.

(B) The acquisition of the common shares of Concepts 4, Inc. consists of aggregated cash payments of $11,636,226. The purchase price consists of
      (a) cash payment of $2,000,000 which was paid on the December 15, 1999 (b) a cash payment of $2,600,000 which was paid prior to December 20, 1999 (c) a cash payment of $2,822,938 payable on March 10, 2000, (d) a cash payment of $770,000 payable on December 15, 2000 (e) a cash payment of $1,218,000 payable on December 15, 2001, (f) a cash payment of $1,218,000 payable on December 15, 2002, and (g) a cash payment of $1,007,289 payable on March 10, 2003. Concepts 4, Inc. unaudited book value as of December 31, 1999 1,682,266. The aggregate purchase price resulted in estimated goodwill of $9,953,960 which is being amortized over a forty year period. Amortization of the goodwill for the year ended June 30, 1999 and six months ended December 31, 1999 would have been $248,849 and $124,425, respectively and has been reflect in the accompanying pro forma financial information.

      Estimated imputed interest was calculated at 8% for the remaining cash payments of $7,036,226. Imputed interest for the year end June 30, 1999 and the six months ended December 31, 1999 would have been $324,974 and $182,903, respectively.

(C) Calendar year end statements of operations for 1998 and 1999 were ratably divided over a half year period to compile the proforma six months ended December 31, 1999 Statement of Operations and year ended June 30, 1999 Statement of Operations for Concepts 4, Inc.

(D) Utilization of Interiors, Inc. net losses against Concepts 4, Inc. net income.